Exhibit 99.2

Tabula Rasa Acquisition of PrescribeWellness March 5, 2019

Legal Disclosure Forward-looking statements This presentation contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding Tabula Rasa HealthCare, Inc.’s (the “Company”) goals and expectations regarding its acquisition of PrescribeWellness and the resulting combined company, the expected synergies from the combined company and the expected financial and operating performance of the Company following the completion of the acquisition. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “guidance,” “outlook,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. The Company’s actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation includes Adjusted EBITDA which is a non-GAAP financial measure. Tabula Rasa has not provided a reconciliation of its guidance for Adjusted EBITDA to a comparable GAAP measure, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Tabula Rasa is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful comparable GAAP financial measure. These items include the allocation of the purchase price between assets classes. For completed fiscal periods, reconciliations to the most directly comparable GAAP financial measures are provided in the Investor Relations section of our corporate website, http://ir.trhc.com. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of non-GAAP measures to their most directly comparable GAAP measures.

Transaction Terms $150 million cash Price Transaction closed March 5, 2019 Timing Cash portion will be funded from the balance sheet Financing

PrescribeWellness at a Glance PrescribeWellness works with over 10,000 community pharmacies across the U.S., Canada, and Puerto Rico to support them as they expand their role and provide enhanced services to improve patient medication adherence, loyalty, and health outcomes. Community pharmacies around the nation are going #BeyondTheFill by providing enhanced care services - immunizations, medication synchronization, plan reviews, health events, biometric screenings. Expand Daily Patient Engagement

Strategic Rationale Expands the addressable market to include pharmacies and pharma development Bolsters MTM offering with the addition of a community pharmacy engagement tool Offers a highly scalable solution to support EMTMs expansion into community pharmacies Accelerates development efforts and reduces time to market for new innovative solutions Leverages PrescribeWellness’ existing integration into EHRs, payors, and pharmacy solutions Provides immediate access to over 40 million patients Brings experienced sales team

Unique and Expansive Patient Reach & Footprint Community Pharmacies 10k+ Patients in the Network Patients within 5 miles of a PW Pharmacy 277M 40M Medicare-Eligible Patients 10M Pharmacy Management System and EMR Integrations 90+ SELECT PARTNERS

Highly Scalable Technology Platform

The Patient Engagement Platform ingests and transforms multiple data sets to create a holistic view of the patient, empowering engagement, 3rd party integrations and rapid application development.

DATA / ANALYTICS

ENGAGEMENT ENGINE


The Patient Engagement Platform platform ingests and transforms multiple data sets to create a holistic view of the patient, empowering engagement, 3rd party integrations and rapid application development.
DATA / ANALYTICS
ENGAGEMENT ENGINE
3rd Party Integrations
Electronic Health Records, ADTs
State Vaccination Registries
Payer claims
Payer members
API CONNECTIONS
GPOs
PSAOs
Retail Drugs
PBMs
Pharmacies
40M Lives
Specialty
Physicians
Payers
Pharma
PATIENT ENGAGEMENT
PLATFORM
(APIs)
Phone
Campaigns
Behaviors
SMS / Mobile
Messages
Preferences
Medication
Rules Engine
Email
Health
Calendar
Social Media
APPLICATION FACTORY
Patient Engagement Center
PharmacyGrowth
StarWellness
PrescribeMedicare
VaccineComplete
PrescribeCare
PharmacyReach
LinkWellness
CareConnect
DailyCare

Patient Engagement Center	PharmacyGrowth	StarWellness	PrescribeMedicare	VaccineComplete
PrescribeCare	PharmacyReach	LinkWellness	CareConnect	DailyCare

2019 (NASDAQ: TRHC)
Proprietary and Confidential -- © 2019 Tabula Rasa HealthCare, Inc.
Medication Risk Mitigation

7

Financial Rational

- + Strong visibility and highly recurring revenue
- + Attractive gross margin profile in the high 70% range
- + EBITDA positive in 2018 and targeting +20% margins at scale
- + Cross-sell PW's care campaigns to Tabula Rasa customers
- + Cross-sell Medication Safety Score to PW customers
- + PrescribeWellness' scalable platform can support growth for years
- + Incremental financial contributions for 2019 (March-December)
  - Service revenue: ~$30 million
  - EBITDA: ~$4 million

2019 (NASDAQ: TRHC)
Proprietary and Confidential -- © 2019 Tabula Rasa HealthCare, Inc.
Medication Risk Mitigation 8

PrescribeWellness Historical and Expected Financials $23.6 $29.0 ~ $35.0 2017 2018 2019E Revenue ($M) ($0.6) $0.3 ~ $5.0 2017 2018 2019E EBITDA ($M) 77.5% 78.8% 79.2% 2016 2017 2018 Gross Margin % 6,466 7,469 9,358 2016 2017 2018 Number of Pharmacy Locations

Updated 2019 Outlook Revenue Adjusted EBITDA Net Income (Loss) Previous 1Q19 Guidance Updated 1Q19 Guidance Previous 2019 Guidance Updated 2019 Guidance $55.0m - $60.0m $57.0m - $62.0m $250m - $260m $280m - $290m ($6.1)m – ($5.3)m ($6.1)m – ($5.3)m ($12.9)m – ($9.2)m ($12.9)m – ($9.2)m $4.0m - $5.0m $4.0m - $5.0m $32.0m - $37.0m $36.0m - $41.0m Net loss guidance remains unchanged. Guidance will be updated once purchase accounting for the transaction is complete.